Filed Pursuant to Rule 497

Registration File No. 333-223112

FLAT ROCK OPPORTUNITY FUND

SUPPLEMENT NO. 2 DATED APRIL 23, 2020

TO THE PROSPECTUS DATED APRIL 30, 2019

__________________________________________

This document supplements, and should be read in conjunction with, the Fund’s prospectus, dated April 30, 2019, relating to the Fund’s offering of up to $100,000,000 in Common Shares of Beneficial Interest (“Shares”) and Supplement No. 1 to the Fund’s prospectus, dated November 1, 2019. Terms used and not otherwise defined in this Supplement No. 2 shall have the same meanings as set forth in the Fund’s prospectus.

Risk Factors

The following paragraphs are added to the section of the Fund’s Prospectus entitled RISK FACTORS—Risks Related to Our Business and Structure:

Global markets could enter a period of severe disruption and instability due to catastrophic events, such as terrorist attacks, acts of war, natural disasters, and outbreaks of epidemic, pandemic or contagious diseases, which could negatively impact the value of our investments and, in turn, harm our operating results.

The U.S. and global markets have, from time to time, experienced periods of disruption due to events such as terrorist attacks; acts of war; natural disasters, such as earthquakes, tsunamis, fires, floods or hurricanes; and outbreaks of epidemic, pandemic or contagious diseases. Such events have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. In particular, outbreaks of epidemic, pandemic or contagious diseases may cause serious harm to our business, operating results and financial condition. Historically, disease pandemics such as the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome or the H1N1 virus, have diverted resources and priorities towards the treatment of such diseases. In December 2019, a strain of novel coronavirus causing respiratory illness, or COVID-19, emerged in the city of Wuhan in the Hubei province of China. We are closely monitoring the developments in China, the U.S. and throughout the world, and continually assessing the potential impact on our business and our investment portfolio, including the effects described below. However, the full impact of this outbreak is unknown as of the date of this report.

Any prolonged disruptions in the business of the portfolio companies underlying the CLOs in which we invest, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results. In addition, such events may lead to restrictions on travel to and from the affected areas, making it more difficult for companies to conduct their businesses. As a result of pandemic outbreaks, including COVID-19, businesses can be shut down, supply chains can be interrupted, slowed, or rendered inoperable, and individuals can become ill, quarantined, or otherwise unable to work and/or travel due to health reasons or governmental restrictions. Governmental mandates may require forced shutdowns of companies’ facilities for extended or indefinite periods. In addition, these widespread outbreaks of illness, particularly in China, North America, Europe, or other locations significant to the operations of the portfolio companies underlying the CLOs in which we invest, could adversely affect their workforce, resulting in serious health issues and absenteeism, and may cause serious harm to our results of operations, business, or prospects.

Furthermore, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact our investments. During these periods of disruption, general economic conditions may deteriorate with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular. Such economic adversity could impair companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

Prospectus Cover Page

The following sentence is added to the Cover Page of the Prospectus, in the section entitled “Securities Offered:” As of April 22, 2020, the NAV per share of the Fund was $15.11. As of April 30, 2019, the NAV per share of the Fund was 19.82.

***

This Supplement No. 2 dated April 23, 2020, Supplement No. 1 dated November 1, 2019 and the Prospectus and Statement of Additional Information dated April 30, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information, and Supplement No. 1 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling (212) 596-3413.